John Hancock Funds II

John Hancock Technical Opportunities Fund

Supplement dated March 28, 2013

to the current Class A shares Summary Prospectus

Effective as of the close of business on April 26, 2013, the minimum initial investment amount for Class A shares of John Hancock Technical Opportunities Fund will be lowered from $10,000 to $1,000. The lower $1,000 minimum initial investment amount will apply to Coverdell ESAs. The minimum initial investment amount for group investments remains $250.

You should read this Supplement in conjunction with the fund’s Summary Prospectus, Statutory Prospectus and/or Statement of Additional Information and retain it for future reference.